Horizon Tactical Fixed Income Fund
Schedule of Investments
February 28, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Cohen & Steers Preferred and Income Opportunities Active ETF	152,264	$3,992,362
iShares 20+ Year Treasury Bond ETF	64,549	5,862,340
iShares 7-10 Year Treasury Bond ETF	104,303	10,220,651
iShares iBoxx Investment Grade Corporate Bond ETF (a)	52,130	5,821,878
iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	160,562	15,691,724
iShares Preferred and Income Securities ETF (a)	584,379	18,355,344
State Street SPDR Bloomberg Convertible Securities ETF (a)	288,895	27,265,910
VanEck Fallen Angel High Yield Bond ETF	1,335,409	39,568,169
Vanguard Total International Bond ETF (a)	119,352	5,872,119
Xtrackers USD High Yield Corporate Bond ETF (b)	1,356,556	50,084,048
TOTAL EXCHANGE TRADED FUNDS (Cost $180,826,673)		182,734,545

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 26.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (c)	48,229,273	48,229,273
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $48,229,273)		48,229,273

MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.60% (c)	504,499	504,499
TOTAL MONEY MARKET FUNDS (Cost $504,499)		504,499

TOTAL INVESTMENTS - 126.5% (Cost $229,560,445)		231,468,317
Liabilities in Excess of Other Assets - (26.5)%		(48,512,897)
TOTAL NET ASSETS - 100.0%		$182,955,420

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	All or a portion of this security is on loan as of February 28, 2026. The fair value of these securities was $46,998,395.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown represents the 7-day annualized yield as of February 28, 2026.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Horizon Tactical Fixed Income Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$182,734,545	$–	$–	$182,734,545
Investments Purchased with Proceeds from Securities Lending	48,229,273	–	–	48,229,273
Money Market Funds	504,499	–	–	504,499
Total Investments	$231,468,317	$–	$–	$231,468,317

Refer to the Schedule of Investments for further disaggregation of investment categories.